                                UNDERWRITING AGREEMENT



_________________, 1998



Miller & Schroeder Financial, Inc.
Pillsbury Center South, Suite 300
220 South Sixth Street
Minneapolis, MN 55402

Ladies and Gentlemen:

     PDS Financial Corporation, a Minnesota corporation (the "Company"), hereby confirms its agreement to issue and sell to you (the "Underwriter"), an aggregate of 10,000 units, each unit consisting of a $1,000 Company 10% Senior Subordinated Note due July 1, 2004 (the "Notes") and warrants (the "Warrants") to purchase 50 shares of the Company's common stock, $0.01 par value (the "Common Stock"). Such 10,000 units are collectively referred to in this Agreement as the "Firm Units." The Company also hereby confirms its agreement to issue and sell to the Underwriter an aggregate of up to 1,500 additional Units upon the request of the Underwriter solely for the purpose of covering overallotments. Such additional units are referred to in this Agreement as the "Option Units," and the Firm Units and the Option Units are collectively referred to as the "Units." The Notes are to be issued under an Indenture, dated as of ______________, 1998 (the "Indenture") between the Company and First Trust National Association as trustee (the "Trustee"). The Warrants are to be issued pursuant to a Warrant Agreement dated as of __________________, 1998 (the "Warrant Agreement") between the Company and Norwest Bank Minnesota, N.A., Minneapolis, Minnesota. The Notes and Warrants are more fully described in the Registration Statement and Prospectus as hereafter defined.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to, and agrees with, the Underwriter that:

     (a) A registration statement on Form SB-2 with respect to the Units has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") thereunder and has been filed with the SEC under the 1933 Act. If the Company has elected to rely on Rule 462(b) under the 1933 Act to increase the size of the offering registered under the 1933 Act, the Company will prepare and file with the SEC a registration statement with respect to such increase pursuant to Rule 462(b). The Company has filed such amendments to the registration statement and such amended preliminary prospectuses as may have been required to be filed to the date hereof. If the Company has elected not to rely upon Rule 430A, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (provided the Underwriter has consented to such filing). If the

     Company has elected to rely upon Rule 430A, it will prepare and timely file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Copies of such registration statement, including a registration statement filed pursuant to Rule 462(b), each pre-effective amendment thereto, and each related preliminary prospectus have been delivered by the Company to the Underwriter. Such registration statement, as amended or supplemented, including all prospectuses included as a part thereof, financial schedules, exhibits, the information (if any) deemed to be part thereof pursuant to Rules 430A and 434 under the 1933 Act and any registration statement filed pursuant to Rule 462 under the 1933 Act, is herein referred to as the "Registration Statement." The term "Prospectus" as used herein shall mean the final prospectus, as amended or supplemented, included as a part of the Registration Statement on file with the SEC when it becomes effective; provided, however, that if a prospectus is filed by the Company pursuant to Rules 424(b) and 430A or a term sheet is filed by the Company pursuant to Rule 434 under the 1933 Act, the term "Prospectus" as used herein shall mean the prospectus so filed pursuant to Rules 424(b) and 430A and the term sheet so filed pursuant to Rule 434. The term "Preliminary Prospectus" as used herein means any prospectus, as amended or supplemented, used prior to the Effective Date (as defined in Section 5(a) hereof) and included as a part of the Registration Statement, including any prospectus filed with the SEC pursuant to Rule 424(a).

(b) Neither the SEC nor any state securities division has issued any order preventing or suspending the use of any Preliminary Prospectus or issued a stop order with respect to the offering of the Units, or requiring the recirculation of a Preliminary Prospectus and no proceedings for that purpose have been instituted or to the Company's knowledge, threatened. Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus, on the date of filing with the SEC, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the SEC and on the First Closing Date or Second Closing Date (as defined in Section 2 hereof), as the case may be, conformed or will conform in all material respects with the requirements of the 1933
     Act and the Rules and Regulations and contained or will contain all statements that are required to be stated therein in accordance with the 1933 Act and the Rules and Regulations. When the Registration Statement became or becomes effective and when any post-effective amendments thereto shall become effective, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither any Preliminary Prospectus, on the date of filing thereof with the SEC, nor the Prospectus or any amendment or supplement thereto, on the date of filing thereof with the SEC and on the First Closing Date and Second Closing Date, contained or will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Subsection 1(b) shall apply to statements in, or omissions from, the Registration Statement, Preliminary Prospectus or the Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter, as identified in Section 12 herein, specifically for use in the preparation of the Registration Statement, Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto. There is no contract or other document of the Company of a character required by the 1933 Act or the Rules and Regulations to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, that has not been described or filed as required. The descriptions of all such contracts and documents or references thereto are correct and include the information required under the 1933 Act and the Rules and Regulations. The conditions for use of a Registration Statement on Form SB-2 for the distribution of the Units have been satisfied with respect to the Company. All descriptions in the Registration Statement or Prospectus of statutes, regulations, legal or governmental proceedings, the Indenture, the Units, the Notes, the Warrants or other contracts or other documents are accurate in all material respects and fairly present the information shown.

     (c) Coopers & Lybrand L.L.P., who have examined the consolidated financial statements reported on by them and filed with the SEC as part of the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act. The consolidated financial statements of the Company and its Subsidiaries, including the related notes, included in the Registration Statement and in the Prospectus (the "Financial Statements") fairly present, on the basis stated therein, the financial position, results of operations, cash flows and changes in shareholders' equity of the Company at the dates and for the periods to which they relate. The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, except as otherwise stated therein, throughout the periods involved and comply in all material respects with the requirements of the 1933 Act. The summaries of the Financial Statements and other financial, statistical and related notes set forth in the Prospectus are
     (i) fairly present the information purported to be shown thereby as of the dates and for the periods indicated on a basis consistent with the audited consolidated financial statements of the Company and (ii) in compliance in all material respects with the requirements of the 1933 Act and the Rules and Regulations. There are no other financial statements or schedules required to be included in the Registration Statement or Prospectus that are not included in the Registration Statement or Prospectus.

     (d)   Each of the Company and its Subsidiaries, PDS Financial Corporation
     - Nevada and PDS Financial Corporation - Mississippi PDS Casinos International, Inc. and TransCanada 2 Corporation (each a "Subsidiary" and collectively the "Subsidiaries"), are and at the First Closing Date and Second Closing Date will be, duly organized and validly existing and in good standing under the laws of their respective states of incorporation with full power and authority (corporate and other) to own, lease and operate their respective properties and conduct their respective business as currently carried on and contemplated and described in the Registration Statement and Prospectus and no proceeding has been instituted in any such jurisdiction revoking, limiting, curtailing or seeking to revoke, limit or curtail such qualification. Each of the Company and its Subsidiaries are duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the character and location of their respective assets or their respective business (existing or as contemplated by the Prospectus) requires such qualification. No proceeding has been instituted in any such jurisdiction revoking, limiting, curtailing or seeking to revoke, limit or curtail such qualification.

     (e) There has not been, and at the First Closing Date and Second Closing Date shall not have been, any change in the Company's Amended and Restated Articles of Incorporation, as amended, or Amended and Restated Bylaws from those in effect as of the date of this Agreement and filed as exhibits to the Registration Statement. The Company and its Subsidiaries are not in violation of their respective Articles of Incorporation, Bylaws or other governing instruments. The Company and its Subsidiaries are not in default (nor with the giving of notice or the passage of time or both would be in default) in the performance of any obligation, agreement or condition contained in any material contract or any bond, debenture, note, indentured loan agreement or other evidence of indebtedness or any loan agreement, material contract or joint venture agreement of the Company or its Subsidiaries or other material instrument to which each is subject or by which any of their property or assets are subject. The Company and its Subsidiaries are not in violation of any law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, which violation is material to the business of the Company or any Subsidiary.

     (f) The Company and its Subsidiaries possess all licenses, certificates, permits, authorizations, approvals and orders of and from all state and federal Gaming Authorities and all material licenses, certificates, permits, authorizations, approvals and orders of all state, federal and other governmental regulatory officials and bodies necessary to own their properties, conduct their business as described in the Registration Statement and Prospectus, and perform this Agreement and consummate the transactions contemplated hereby, or has obtained waivers from any such applicable requirements from the appropriate state, federal or other regulatory authorities, which will be delivered to the Underwriter on the First Closing Date. The Company and each of its Subsidiaries are conducting their business in compliance with all material laws, rules and regulations of the jurisdictions in which each is conducting business. All such licenses, permits, approvals, certificates, consents, orders and other authorizations are in full force and effect, and the Company and its Subsidiaries have not received notice of any proceeding or action relating to the revocation or modification of any such license, permit, approval, certificate, consent, order or other authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might adversely affect the conduct of the business or the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company and the Subsidiaries taken as a whole. To the Company's knowledge, neither any Gaming Authority nor any other governmental agency is investigating the Company, its Subsidiaries or related parties, other than in ordinary course administrative reviews or in any ordinary course review of the transactions contemplated hereby. "Gaming Authority" or "Gaming Authorities" shall mean any of the Nevada Gaming Commission, the Nevada Gaming Control Board, the New Jersey Gaming Commission, New Jersey Casino Control Commission, the Mississippi Gaming Commission, the Mississippi State Tax Commission, the National Indian Gaming Commission, the Bureau of Indian Affairs, the U.S. Department of Justice, Minnesota Department of Public Safety and any other agency (including, without limitation, any agency established by a federally-recognized Indian tribe to regulate gaming on such tribe's reservation) which has, or may at any time have, jurisdiction over the gaming activities of the Company or any of its Subsidiaries or any successor to such authority.

     (g) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as is described in the Registration Statement and Prospectus through the date of this Agreement:
     (i) the Company and its Subsidiaries have not incurred, and will not have incurred, any liabilities or obligations, direct or contingent, or entered into any transactions, in each case, other than in the ordinary course of business; (ii) the Company and its Subsidiaries have not and will not have paid or declared any dividends or other distributions on its capital stock;
     (iii) there has not been and will not have been any material change in the capital stock or outstanding short term or long term debt, including any capitalized lease obligation, of the Company or its Subsidiaries, or any issuance of options, warrants, convertible securities, or other rights to purchase the capital stock of the Company or its Subsidiaries or any material adverse change or a development involving a prospective material adverse change in or affecting the condition (financial or otherwise), business, key personnel, properties, assets, results of operations, or net worth of the Company and its Subsidiaries taken as a whole; and (iv) the Company or its Subsidiaries has not sustained any loss or damage to its properties or interference with its business, whether or not insured.

     (h) There are no actions, suits, investigations or proceedings pending before any court or governmental agency, authority or body, including a Gaming Authority, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is the subject which might: (i) result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company;
     (ii) materially and adversely affect its properties or assets; (iii) prevent consummation of the transactions contemplated by this Agreement, Indenture and Warrant Agreement; or (iv) adversely affect its ability to repay the Notes; and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened. The Company is not aware of any facts which would form the basis for the assertion of any claim or liability which are not disclosed in the Registration Statement or the Prospectus or adequately reserved for in the Financial Statements which are a part thereof, except for such claims or liabilities which are not currently expected to have a material adverse effect on the condition (financial or otherwise) or the earnings, affairs or business prospects of the Company or any Subsidiary. All pending legal or governmental proceedings to which the Company or any Subsidiary is a party or to which any of their property is subject, which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company or its Subsidiaries.

     (i) The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly authorized, executed and delivered by the Company and will constitute a valid, legal and binding agreement of the Company, enforceable in accordance with its terms, if and when this Agreement shall have become effective in accordance with Section 9 hereof. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default (or with the giving of notice or the passage of time or both would so constitute a breach or default) or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to
     (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness; lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the property or assets of the Company or any Subsidiary is bound, (ii) the Company's or any Subsidiary's Articles of Incorporation or Bylaws or other organizational documents or
     (iii) any statute or any order, rule or regulation of any court, governmental agency, body or Gaming Authority having jurisdiction over the Company or any Subsidiary. No consent, approval, authorization, order, registration, filing, qualification, license, or permit of or with any court or any public, governmental or regulatory agency, body or Gaming Authority having jurisdiction over the Company or its Subsidiaries or their properties or assets, is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Units, except as may be required under the 1933 Act, the Rules and Regulations, the Securities laws
     ("Blue Sky Laws") of the states where the Units are to be sold (the "States"), the rules and regulations of The Nasdaq National Market, the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the Nevada Gaming Commission and the Nevada Gaming Control Board in connection with the offer and sale of the Units by the Underwriter.

     (j) The Company has full power and authority to execute and deliver the Indenture, Warrant Agreement and Underwriter's Warrants and to perform its obligations thereunder. The Indenture, Warrant Agreement, and the Underwriter's Warrants have been duly and validly authorized and when executed and delivered by the Company on the First Closing Date, will each constitute valid, legal and binding agreements of the Company enforceable in accordance with its terms. The Company's performance of Indenture, Warrant Agreement and Underwriter's Warrants and the consummation of the transactions therein contemplated by such agreements will not result in a breach or violation of any of the terms and provisions of, or constitute a default (or with the giving of notice or the passage of time or both would so constitute a breach or default) or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness; lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the property or assets of the Company or any Subsidiary is bound, (ii) the Company's or any Subsidiary's Articles of Incorporation or Bylaws or other organizational documents or (iii) any statute or any order, rule or regulation of any court, governmental agency, body or Gaming Authority having jurisdiction over the Company or any Subsidiary. No consent, approval, authorization, order, registration, filing, qualification, license, or permit of or with any court or any public, governmental or regulatory agency, body or Gaming Authority having jurisdiction over the Company or any Subsidiary or their properties or assets, is required for the execution, delivery and performance of the Indenture, Warrant Agreement and Underwriter's Warrants or the consummation of the transactions contemplated, except the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Indenture is in the form filed as an exhibit to the Registration Statement. The Indenture complies with and is qualified under the Trust Indenture Act.

     (k) The Company has full power and authority to execute and deliver the Notes and Warrants and to perform its obligations thereunder. The Notes have been duly and validly authorized and, when authenticated by the Trustee and issued, delivered and sold in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms.

     (l) The Company will as of the First Closing Date and, if applicable, the Second Closing Date, have the duly authorized and outstanding capitalization set forth in the Prospectus. There are no other classes of stock authorized or outstanding except as described therein, and the outstanding consolidated indebtedness of the Company is as set forth in the Prospectus and has been duly authorized by the Company. The outstanding Common Stock of the Company is duly authorized and validly issued, fully paid, and nonassessable. All statements relating to the Units, Notes and Warrants contained in the Registration Statement and Prospectus conform in all material respects to the terms of the Units, Notes and Warrants. The Warrants to be sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid, and binding obligations of the Company, enforceable in accordance with the terms of the Warrant Agreement. The shares of Common Stock issuable upon exercise of the warrants ("Warrant Shares") and shares of Common Stock issuable upon exercise of the Underwriter's Warrants ("UW Warrant Shares") have been duly authorized and when issued, delivered and paid for pursuant to the terms of the Warrant Agreement and Underwriter's Warrants, respectively, will be validly issued, fully paid, and nonassessable and will conform to the description of the Company's Common Stock contained in the Prospectus. A sufficient number of shares of the Common Stock have been reserved for issuance upon exercise of the Warrants and Underwriter's Warrants. No preemptive rights or similar rights of any security holders of the Company exist with respect to the issuance and sale of the Units by the Company or exercise of the Warrant or Underwriter's Warrants. Except as disclosed to the Underwriter in writing, the Company has no agreement with any security holder which gives such security holder the right to require the Company to register under the 1933 Act any securities of any nature owned or held by such person either in connection with the transactions contemplated by this Agreement or after a demand for registration by such holder. Upon payment for and delivery of the Units pursuant to this Agreement, the Underwriter will acquire good and marketable title to the Units, Notes and Warrants free and clear of all liens, encumbrances, or claims. The certificates evidencing the Notes, Warrants and Common Stock comply as to form with all applicable provisions of federal law and the laws of the State of Minnesota. Except as set forth in any part of the Registration
     Statement, the Company and its Subsidiaries do not have any outstanding options to purchase or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contract or commitments to issue or sell, any Common Stock or other securities of the Company.

     (m) The Company and its Subsidiaries have good and marketable title (in fee simple as to real property) to all real and personal properties and assets described in the Prospectus as being owned by them, free and clear of all security interests, liens, charges, encumbrances, restrictions or defects except such as are otherwise reflected in the financial statements included in the Prospectus or described or referred to in the Prospectus or as such do not materially affect the value of such property and do not interfere with the use made of such property by the Company or any of its Subsidiaries. The Company and its Subsidiaries hold valid and enforceable leases for the properties (real and personal) described in the Prospectus as leased by them; the Company and its Subsidiaries are not in default (or with the giving of notice or the passage of time or both would be in default) in any material respect to any of such leases, and to the best knowledge of the Company, no claim of any sort has been asserted by anyone adverse to the rights of the Company and its Subsidiaries as lessee under any such lease or questioning its right to continued use and possession of any of the leased properties under any such lease.

     (n) Except as disclosed in the Prospectus, the Company owns or possesses rights to use all patents, copyrights, trademarks and proprietary rights or information necessary for the conduct of its present or intended business as described in the Prospectus, and, except as disclosed in the Prospectus, the Company has not received any notice of conflict with asserted rights of others and the Company has no reason to believe that the conduct of its business will conflict with any such rights of others. There are no pending legal, governmental or administrative proceedings relating to patents, copyrights, trademarks or proprietary rights or information, to which the Company is a party or of which any property of the Company is subject and no such proceedings are, to the best of the Company's knowledge, threatened or contemplated against the Company by any governmental agency or authority or others.

          (i) Except as disclosed in the Prospectus, the Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

           (ii) The Company owns and has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, manufacture, operation and sale of all products and services sold or processed to be sold by it, free and clear of any rights, liens and claims of others. The Company is not using any confidential information or trade secrets of any former employer of any of its past or present employees.

     (o) The Company has filed all necessary federal, state, local and foreign income, franchise and other tax returns required to be filed through the date of this Agreement and has paid all taxes shown as due thereon. All tax liabilities are adequately provided for on the books of the Company and there is no tax proceeding or action pending or to the best knowledge of the Company, threatened against the Company.

     (p) The Company has not distributed and will not distribute any prospectus or any other offering material in connection with the offering and sale of the Units other than the Preliminary Prospectus or the Prospectus or other materials permitted by the 1933 Act and Rules and Regulations to be distributed by the Company and consented to by the Underwriter.

     (q) The Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, limited liability company, association, trust or other entity and is not affiliated (as that term is defined under the 1933 Act) with any other company or business entity except as explicitly stated in the Prospectus. Except as described in the Prospectus, the Company is not owned or controlled, directly or indirectly, by any corporation, association or other entity.

     (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

           (i) transactions are executed in accordance with management's general or specific authorization;

           (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;

           (iii) access to assets is permitted only in accordance with management's general or specific authorization; and

           (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (s) The Company maintains insurance, which is in full force and effect, of the types and in amounts which are adequate for its business and as is customary with insurance maintained by similar companies and businesses.

     (t) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition, or income of the Company.

     (u) Neither the Company nor any Subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended and will not become an "investment company" upon the sale of the Units.

     (v) Neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained funds in violation of any law, rule or regulation.

     (w) The Company has not engaged any "finder" with respect to the transactions contemplated by this Agreement and there is no outstanding claim for services in the nature of a "finder's fee" with respect to such financing; and the Company agrees to indemnify and hold the Underwriter harmless from and against any claims, losses, judgments or expenses resulting from any finder's fees payable in connection herewith.

     (x) There are no outstanding loans or advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them except as are described in the Prospectus.

     (y) The Company, after giving effect to the execution, delivery and performance of this Agreement, the Indenture, Warrant Agreement and the Notes and the consummation of the transactions contemplated hereby and thereby will not be:

           (i)    insolvent;

           (ii) left with unreasonably small capital with which to engage in its business; or

           (iii) incurring debts beyond its ability to pay such debts as they mature.

     (z) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in or which has constituted or which constitute the stabilization or manipulation, as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, of the price of any outstanding securities of the Company to facilitate the sale or resale of the Units.

     (aa) The Company has timely filed all documents and amendments to previously filed documents required to be filed by it pursuant to the 1934 Act and the rules and regulations of the SEC thereunder. Each such document conformed in all material respects with the requirements of the 1934 Act and contained all information required to be stated therein in accordance with the 1934 Act. No part of any such document contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. True copies of each of the documents incorporated by reference, if any, into each Preliminary Prospectus and the Prospectus have been delivered by the Company to the Underwriter. To the best of the Company's knowledge, the executive officers and directors of the Company and stockholders who hold more than 5% of the Company's outstanding Common Stock, have made, and are current with, all filings, if any, that are required under the 1934 Act.

     (bb) The Warrants have been approved by Nasdaq for trading on The Nasdaq National Market System following effectiveness of the Registration Statement.

     (cc) On the First Closing Date and Second Closing Date, as the case may be, all transfer or other taxes, if any (other than income taxes), which are required to be paid in connection with the sale or transfer of the Units will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

     (dd) Each acceptance by the Company of an offer for the purchase of the Units and each issuance of Units shall be deemed an affirmation of the Company that the representations and warranties contained herein are true and correct at the time of such acceptance of such issuance, in each case as though expressly made at that time. Any certificate signed by any officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to matters covered thereby.

     (ee) The Company has no defined benefit pension plan or other pension plan, except for its 401(k) Plan which has no benefit obligations and has not been funded; which is intended to comply with the provisions of the Employee Retirement Income Securities Act of 1974, as amended, except as disclosed in the Registration Statement.

     (ff) Since the Company's initial public offering, the Company has sold no securities in violation of Section 5(a) of the 1933 Act.

     (gg) Neither the Company, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

     (hh) All material transactions between the Company and its stockholders who beneficially own more than 5% of any class of the Company's voting securities have been accurately disclosed in the Prospectus, and the terms of each such transaction are fair to the Company and on terms no less favorable to the Company than the terms that could have been obtained from unrelated parties.

     (ii) No holders of the Company's securities who have demand or participatory registration rights, have any right to include any of the Company's securities in the Registration Statement nor is the Company obligated to include any of its securities, other than the securities described in this Agreement, in the Registration Statement.

     2.    PURCHASE, SALE, DELIVERY AND PAYMENT.

     (a) On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees, to purchase from the Company, the Firm Units at a purchase price equal to 93.5% of the per Unit Price to Public (as set forth in the Prospectus). The Underwriter will purchase all of the Firm Units if any are purchased.

     (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase an aggregate of up to 1,500 Option Units at the same purchase price as the Firm Units for use solely in covering any overallotments made by the Underwriter in the sale and distribution of the Firm Units. The option granted hereunder may be exercised at any time (but not more than once) within 45 days after the Effective Date (as defined in Section 5(a) hereof) upon notice (confirmed in writing) by the Underwriter to the Company setting forth the aggregate number of Option Units as to which the Underwriter is exercising the option and the date on which certificates for such Option Units are to be delivered. The option granted hereby may be cancelled by the Underwriter as to the Option Units for which the option is unexercised at any time prior to the expiration of the 45-day period upon notice to the Company.

     (c) The Company will deliver the Firm Units to the Underwriter at the offices of Fredrikson & Byron, P.A. unless some other place is agreed upon, at 10:00 A.M., Minneapolis time, against payment of the purchase price at the same place, on the third full business day after the Effective Date, or such earlier time as may be agreed upon between the Underwriter and the Company, such time and place being herein referred to as the "First Closing Date."

     (d) The Company will deliver the Option Units being purchased by the Underwriter to the Underwriter at the offices of Fredrikson & Byron, P.A. as set forth in Section 2(c) above, unless some other place is agreed upon, at 10:00 A.M., Minneapolis time, against payment of the purchase price at the same place, on the date determined by the Underwriter and of which the Company has received notice as provided in Section 2(b), which shall not be earlier than two nor later than three full business days after the exercise of the option as set forth in Section 2(b), or at such other time not later than ten full business days thereafter as may be agreed upon the Underwriter and the Company, such time and date being herein referred to as the "Second Closing Date". The First Closing Date and Second Closing Date are referred to herein as a "Closing Date."

     (e) Certificates for the Notes and Warrants to be delivered will be registered in such names and issued in such denominations as the Underwriter shall request of the Company at least two full business days prior to the First Closing Date or the Second Closing Date, as the case may be. The certificates will be made available to the Underwriter in definitive form for the purpose of inspection and packaging at least 24 hours prior to each respective closing date.

     (f) Payment for the Units shall be made by wire transfer to a designated account of the Company, certified or official bank check or checks in Clearing House funds, payable to the order of the Company.

     (g) The Underwriter will make a public offering of the Units directly to the public (which may include selected dealers who are members in good standing with the NASD or foreign dealers not eligible for membership in the NASD but who have agreed to abide by the interpretation of the NASD's Board of Governors with respect to free-riding and withholding) as soon as the Underwriter deems practicable after the Registration Statement becomes effective at the initial public price set forth on the cover page of the Prospectus, subject to the terms and conditions of this Agreement and in accordance with the Prospectus. Such concessions from the public offering price may be allowed selected dealers of the NASD as the Underwriter determines, and the Underwriter will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering price and concessions may vary after the initial public offering. The Underwriter shall offer and sell the Units only in jurisdictions in which the offering of Units has been duly registered or qualified, or is exempt from registration or qualification, and shall take reasonable measures to effect compliance with applicable state and local securities laws.


     3. UNDERWRITER'S WARRANTS. On the First Closing Date, the Company shall sell to you for $50 the Underwriter's Warrants, which shall first become exercisable one year after the Effective Date and shall remain exercisable for a period of four years thereafter. The Underwriter's Warrants shall be subject to certain transfer restrictions and shall be in substantially the form filed as an exhibit to the Registration Statement and attached as Appendix A hereto.

     4. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with the Underwriter as follows:

     (a) If the Registration Statement has not become effective prior to the date hereof, the Company will use its best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible. The Company will notify the Underwriter promptly, after the Company shall receive notice thereof, of the time when the Registration Statement, or any subsequent amendment thereto, has become effective or any supplement to the Prospectus has been filed. Following the execution and delivery of this Agreement, the Company will prepare, and timely file or transmit for filing with the SEC in accordance with Rules 430A, 424(b) and 434, as applicable, copies of the

     Prospectus, or, if necessary, a post-effective amendment to the Registration Statement (including the Prospectus), in which event, the Company will take all necessary action to have such post-effective amendment declared effective as soon as possible. The Company will notify the Underwriter promptly upon the Company's obtaining knowledge of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and will use its best efforts to prevent the issuance of any stop order and, if a stop order is issued, to obtain as soon as possible the withdrawal or lifting thereof. The Company will promptly prepare and file at its own expense with the SEC any amendments of, or supplements to, the Registration Statement or the Prospectus which may be necessary in connection with the distribution of the Units by the Underwriter. During the period when a Prospectus relating to the Units is required to be delivered under the 1933 Act, the Company will promptly file any amendments of, or supplements to, the Registration Statement or the Prospectus which may be necessary to correct any untrue statement of a material fact or any omission to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will notify the Underwriter promptly of the receipt of any comments from the SEC regarding the Registration Statement or Prospectus or request by the SEC for any amendment thereof or supplement thereto or for any additional information. The Company will not file any amendment of, or supplement to, the Registration Statement or Prospectus, whether prior to or after the Effective Date, which shall not previously have been submitted to the Underwriter and its counsel a reasonable time prior to the proposed filing or to which the Underwriter shall have reasonably objected.

     (b) The Company has used and will continue to use its best efforts to register or qualify the Units for sale under the securities laws of such jurisdictions as the Underwriter may designate and the Company will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification. In each jurisdiction in which the Units shall have been registered or qualified as above provided, the Company will continue such registrations or qualifications in effect for so long as may be required for purposes of the distribution of the Units, provided, however, that in no event shall the Company be obligated to qualify to do business as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Units in any jurisdiction where it is not now so subject. In each jurisdiction where any of the Units shall have been so qualified, the Company will file such statements and reports as are or may be reasonably required by the laws of such jurisdiction to continue such qualification in effect for so long as the Warrants and Underwriter's Warrants are exercisable. The Company will notify the Underwriter immediately of, and confirm in writing, the suspension of qualification of the Units or the threat of such action in any jurisdiction. The Company will use its best efforts to qualify or register its Common Stock, Notes, Warrants and Underwriter's Warrants for sale in nonissuer transactions under (or obtain exemptions from the application of) the securities laws of such states designated by the Underwriter (and thereby permit market-making transactions and secondary trading in its Common Stock, Notes, Warrants and Underwriter's Warrants in such states), and will comply with such securities laws and will continue such qualifications, registrations and exemptions in effect for so long as the Warrants and Underwriter's Warrants are exercisable.

     (c) The Company will furnish to the Underwriter, as soon as available, copies of the Registration Statement (one of which will be signed and which shall include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the 1933 Act, all in such quantities as the Underwriter may from time to time reasonably request prior to the printing of each such document. The Company specifically authorizes the Underwriter and all dealers to whom any of the Units may be sold by the Underwriter to use and distribute copies of such Preliminary Prospectuses and Prospectuses in connection with the sale of the Units as and to the extent permitted by the federal and applicable state and local securities laws.

     (d) As soon as practicable (but in no event later than 90 days after the close of the period covered thereby) the Company will make generally available to its security holders, including Note and Warrant holders, and furnish to you, an earnings statement of the Company covering the period of 12 months beginning not later than the first day of the next fiscal quarter following the Effective Date of the Registration Statement which will satisfy the requirements of Section 11(a) or Rule 158 of the 1933 Act and which need not be certified by independent public accountants.

     (e) For as long as the Company has more than 100 beneficial owners, but in no event more than five years after the Effective Date, upon request by the Underwriter, the Company will furnish to the Underwriter, concurrently with furnishing such reports to its stockholders, the following reports: (i) as soon as they are available, copies of all other reports (financial or otherwise) mailed to security holders; and
     (ii) as soon as they are available, copies of all reports and financial statements furnished to, or filed with, the SEC, the NASD, any securities exchange or any state securities commission by the Company. During such period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and any Subsidiary or Subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

     (f) For a period of at least five years after the Effective Date, the Company will continue to file with the SEC all reports and other documents as may be required by the 1933 Act, the Rules and Regulations and the 1934 Act.

     (g) Prior to or as of the First Closing Date, the Company shall have performed each condition to closing required to be performed by it pursuant to Section 5 hereof.

     (h) Other than as permitted by the 1933 Act and the Rules and Regulations, the Company will not distribute any Prospectus or other offering material in connection with the Offering.

     (i) The Company will promptly comply with all filing requirements pursuant to Item 701 of Regulation SB of the 1933 Act.

     (j) The Company will cause all holders of its securities who have any demand or participatory registration rights to waive any demand or participatory registration rights which they may have in connection with the offer and sale of the Units.

     (k) For as long as the Notes are outstanding, the Company will cause PDS Financial Corporation - Nevada to maintain its Distributor's License and other permits and licensees issued by the Nevada Gaming Commission and Nevada Control Board and the Company shall, and cause its Subsidiaries to, use its best efforts to maintain all other gaming licenses described in the Prospectus as being held by the Company and its Subsidiaries.

     (l) The Company will apply the net proceeds from the sale of the Units in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

     (m) The Company agrees that from the date of its execution of this Agreement to the Second Closing Date, if any, it will issue press releases, make public statements and respond to inquiries of the press and securities analysts in connection with this Offering only (i) in accordance with its obligations under the 1934 Act after conferring with its counsel and (ii) after conferring with its counsel and with the consent of the Underwriter.

     (n) The Company will not claim the benefit of any usury laws against any holders of the Notes.

     (o) The Company will provide the Underwriter with copies of certificates and supporting documentation furnished to the Trustee pursuant to the Indenture or otherwise.

     (p) The Company will continue to appoint its current auditors or any replacement firm of auditors acceptable to the Underwriter to audit its financial statements.

     (q) The Company agrees that the necessary legal work for drafting and preparing the Indenture and for registration, qualification or perfection of exemptions of the Units for sale under the securities or Blue Sky Laws of such states as the Underwriter may designate shall be performed by counsel for the Underwriter. All Blue Sky filing fees and fees and expenses of Underwriter's counsel shall be payable by the Underwriter, and the fees and expenses of Underwriter's counsel incurred in connection with the preparation of the Indenture shall be payable by the Company regardless of whether any closing shall occur and shall be in addition to the Underwriter's fees, expenses and commission described in this Agreement.

     (r) The Company will pay to the Underwriter a management fee in an amount equal to 1.00% of the Total Units Price to Public (including Units sold pursuant to the Underwriter's over-allotment option).

     (s) The Company will pay, in addition to the Blue Sky and Indenture fees and expenses and the Underwriter's management fee described in the paragraphs (q) and (r) of this Section, all costs and expenses related to the performance of its obligations under this Agreement including, but not limited to: (i) all expenses incident to the issuance and delivery of the Units, including taxes, if any; (ii) all expenses incident to the preparation, filing and delivery of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments, supplements or submissions related thereto (including exhibits); (iii) all expenses incident to the filing, delivery and qualification of the Indenture and any amendments, supplements or submissions related thereto (including fees and disbursements of Underwriters' counsel, who has the responsibility for such preparation) and the preparation, filing and delivery of the Warrant Agreement; (iv) all NASD fees incurred by the Underwriter in connection with the review of your compensation by the NASD; (v) the cost of preparing and printing as many amendments to the Registration Statement as may be necessary;
     (vi) the cost of all certificates representing the Notes and Warrants;
     (vii) the fees and expenses of the Trustee and paying agent under the Indenture and Transfer Agent under the Warrant Agreement; (viii) the cost of printing and distributing all documents related to the offering;
     (ix) the fees and expenses of the Company's independent accounts, including the cost of "cold comfort" review; (x) the fees and expenses of legal counsel for the Company; (xi) the cost of furnishing and delivering to the Underwriter and dealers participating in the distribution of the Units copies of the Registration Statement (including Exhibits), Preliminary Prospectuses, the Prospectuses and any amendments of, or supplements to, any of the foregoing; (xii) the Nasdaq filing fee to list the Warrants on The Nasdaq National Market System; and (xiii) the nonaccountable expense allowance of the Underwriter in an amount equal to 2.00% of the Total Units Price to Public (including Units sold pursuant to the Underwriter's over-allotment option), provided, however, if this transaction is abandoned for any reason, the Company will reimburse the Underwriter for all of its out-of-pocket accountable expenses, including fees and expenses of its legal counsel in an amount not to exceed $75,000.

     (t) The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

     (u) The Company will use its best efforts to maintain the listing of its Common Stock and the Warrants on The Nasdaq National Market.

     (v) The Company shall use its best efforts at all times the Warrants or Underwriter's Warrants are exercisable, to maintain an effective registration statement under the 1933 Act covering the shares of Common Stock issuable upon exercise of the Warrants or

     Underwriter's Warrants (or such other registration statements or post-effective amendments or supplements) as may be necessary to permit the Company to deliver to each person exercising a Warrant or Underwriter's Warrants a prospectus meeting the requirements of Section 10(a)(3) of the 1933 Act and otherwise complying therewith, and will deliver such a prospectus to each such person. The Company further covenants and agrees that it will obtain and keep effective all permits, consents and approvals of governmental agencies and authorities, and will use its best efforts to take all action which may be necessary to qualify the shares of Common Stock issuable upon exercise of the Warrants or Underwriter's Warrants for sale under the Blue Sky Laws of the States, as may be necessary to permit the free exercise of the Warrants or Underwriter's Warrants, and the issuance, sale, transfer and delivery of the shares of Common Stock issued upon exercise of the Warrants or Underwriter's Warrants, and to maintain such qualifications during the entire period in which the Warrants or Underwriter's Warrants are exercisable. If registrations are not in effect and if exemptions are not available when a holder seeks to exercise the Warrant or Underwriter's Warrants, the exercise period of such warrant will be extended, if need be, to prevent such warrant from expiring, until such time as either registrations become effective or exemptions are available, and such warrant shall then remain exercisable for a period of at least 90 calendar days from the date the Company delivers to such holder written notice of the availability of such registrations or exemptions.

     5. CONDITIONS OF THE UNDERWRITER OBLIGATIONS. The obligations of the Underwriter to purchase and pay for the Units as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Shares as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date) and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date), to the performance by the Company of its obligations hereunder, and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:


     (a) The Registration Statement shall have become effective not later than 5:00 P.M. Minneapolis time, on the first full business day following the date of this Agreement, or such later date as shall be consented to in writing by the Underwriter (the "Effective Date"). If the Company has elected to rely upon Rule 430A, the information concerning the price of the Shares and price-related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the SEC for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing (or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the 1933 Act and the Rules and Regulations). No stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Underwriter, threatened by the SEC or any state securities commission or similar regulatory body. Any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter and their legal counsel. The NASD, upon review of the terms of the Offering, shall not have objected to the terms of the Underwriters' participation in the Offering.

     (b) The Underwriter shall not have been advised by the Company that the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, contains any untrue statement of a material fact which omits to state a material fact and which is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 5(b) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

     (c) Subsequent to the date as of which information is given in the Registration Statement and Prospectus, there shall not have occurred any change, or any development involving a prospective change, which materially and adversely affects the business or properties of the Company and which, in the reasonable opinion of the Underwriter, materially and adversely affects the market for the Units.

     (d) The Underwriter and Underwriter's counsel shall have been furnished with such documents and information as the Underwriter or they may have requested.

     (e) The Underwriter shall have received the opinion of Dorsey & Whitney LLP, counsel for the Company, dated as of such respective Closing Date and satisfactory in form and substance to the Underwriter and its counsel, to the effect that:


           (i) The Company and its Subsidiaries have been duly organized and are validly existing in good standing under the laws of their respective states of organization with the requisite corporate power and authority to own or lease properties and conduct their respective businesses as described in the Prospectus. The Company and its Subsidiaries are duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of their properties or the conduct of their respective businesses requires such qualification, except where the failure to so qualify would have a material adverse effect on the Company and its Subsidiaries taken as a whole.

           (ii) The number of authorized and the number of issued and outstanding shares of capital stock of the Company are as set forth in the Prospectus and all such issued and outstanding capital stock has been duly authorized and is validly issued, fully paid, and nonassessable. The Company has all requisite power and authority to issue and sell the Units in accordance with and upon the terms and conditions set forth in this Agreement, and all action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Units has been validly and sufficiently taken. The Units to be issued and sold, upon issuance and delivery of and payment for the Units hereunder will be duly authorized, validly issued and fully paid. The Company's Amended and Restated Articles of Incorporation, as amended and Amended and Restated Bylaws contain no preemptive rights. To the knowledge of such counsel, no preemptive rights, contractual or otherwise, of securities holders of the Company exist with respect to the issuance or sale of the Units, Warrants and Notes by the Company pursuant to this Agreement or the issuance of the Warrant Shares or UW Warrant Shares upon exercise of the Warrants and Underwriter's Warrants and there are no rights to require registration of shares of Common Stock or other securities of the Company which may be exercised in connection with the filing of the Registration Statement. The Units, including Warrants and Notes, Underwriter's Warrants, Warrant
           Shares and UW Warrant Shares conform as to matters of law in all material respects to the description of these securities made in the Prospectus, and such description accurately sets forth the material legal provisions thereof required to be set forth in the Prospectus.

           (iii) The Units to be sold by the Company have been duly authorized.

           (iv) The Warrants have been duly authorized, executed and delivered by the Company, and are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement of rights to indemnity and contribution in this Agreement may be limited by federal or state securities laws or principals of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principals when applied by a court of law or equity. The Warrant Shares have been duly authorized and upon receipt of payment will be validly issued, fully paid and nonassessable. A sufficient number of shares of Common Stock of the Company have been reserved for issuance upon exercise of the Warrants.

           (v) The Notes have been duly and validly authorized and when authenticated by the Trustee and issued, delivered and sold in accordance with the Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, except as enforcement of rights to indemnity and contribution in this Agreement may be limited by federal or state securities laws or principals of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principals when applied by a court of law or equity.

           (vi) The certificates evidencing the Notes and Warrants comply as to form with the applicable provisions of the laws of the State of Minnesota.

           (vii) The Underwriter's Warrants have been duly authorized, executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement of rights to indemnity and contribution in this Agreement may be limited by federal or state securities laws or principals of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principals when applied by a court of law or equity. The UW Warrant Shares when issued and paid for in accordance with the terms of the Underwriter's Warrants will be validly issued, fully paid and nonassessable. A sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Underwriter's Warrants.

           (viii) The Registration Statement has become and is effective under the Act , the Prospectus has been filed as required by Rule 424(b), if necessary, and to the best knowledge of such counsel, no stop orders suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act .

           (ix) To the knowledge of such counsel, there are no material legal or governmental proceedings pending, or threatened, before any court or administrative body, regulatory agency or Gaming Authority, to which the Company or its Subsidiaries is a party or to which any of the properties of the Company or its Subsidiaries are subject, that are required to be disclosed in the Registration Statement or Prospectus that are not so described, nor to the knowledge of such counsel legal or governmental proceedings pending or threatened, that are required to be described in the Registration Statement or Prospectus that are not so described.

           (x) No consent, approval, authorization, order or other action of any court or governmental agency or body is required for issuance and sale of the Units as contemplated herein, except such as have been obtained under the 1933 Act, the Trust Indenture Act and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Units by the Underwriter and such other approvals (specified in such opinion) as have been obtained and such as may be required by the Gaming Authorities.

           (xi) The Company has full legal right, power and authority to enter into this Agreement and the Warrant Agreement. This Agreement and the Warrant Agreement have been duly authorized, executed and delivered by, and are valid and binding agreements of the Company, enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution in this Agreement may be limited by federal or state securities laws or principals of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principals when applied by a court of law or equity.

           (xii) The Indenture has been duly and validly authorized, executed and delivered by the Company, has been qualified under the Trust Indenture Act, is in the form filed as an exhibit to the Registration Statement and complies with the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution in this Agreement may be limited by federal or state securities laws or principals of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principals when applied by a court of law or equity.

           (xiii) The execution or delivery of this Agreement, Indenture or Warrant Agreement and the consummation of the transactions described herein and therein will not result in a violation of or default under, the Company's Amended and Restated Articles of Incorporation, as amended, Amended and Restated Bylaws or other governing documents (or violate any law, order, rule, regulation, writ, injunction, or decree of any government, governmental agency or court having jurisdiction over the Company or its Subsidiaries or any of their properties), and, to such counsel's knowledge, the Company is not, nor with the giving of notice or lapse of time or both would be, in violation of or default under, nor will the execution and delivery of this Agreement, Indenture, or Warrant Agreement and the consummation of the transactions described therein result in a violation of or default under the terms or provisions of any bond, debenture, note, or other evidence of indebtedness or any contract, license, indenture, mortgage, loan agreement, joint venture or partnership agreement, lease, agreement or instrument to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries or any of their properties are bound which are described in the Prospectus or attached to the Registration Statement as an Exhibit.

           (xiv) The Units, Warrants and Notes conform to the description thereof contained under the heading "Description of Units" in the Prospectus.

           (xv) The statements (i) in the Prospectus under the captions "Risk Factors--Subordination; Absence of Security," "Risk Factors-- Anti-Takeover Provisions;

           Preferred Stock," "Management - Stock Option Plan," "Description of Units," "Certain Federal Income Tax Considerations," "Description of Securities" and (ii) in the Registration Statement in Item 24 insofar as such statements constitute a summary of statutes, legal and governmental proceedings, contracts and other documents, are accurate summaries in all material respects and fairly present the information called for with respect to such matters.

     In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

     In addition to the matters set forth above, such counsel shall have furnished to the Underwriter a written statement to the effect that such counsel has acted as counsel to the Company on a regular basis and has acted as counsel in connection with the preparation of the Registration Statement, Preliminary Prospectus or Prospectus, and based on the foregoing, no facts have come to the attention of such counsel which causes them to believe that the Registration Statement, Preliminary Prospectus or Prospectus (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion as of First Closing Date or Second Closing Date, as the case may be) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such written statement of counsel does not require any statement concerning statements in, or omissions from, the Registration Statement, Preliminary Prospectus or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement, Preliminary Prospectus or the Prospectus, or any such amendment or supplement. The foregoing statement may be qualified by a statement to the effect that such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements in the Registration Statement or the Prospectus, except for the statements made in the Prospectus under the captions "Description of Capital Stock" and "Certain Federal Income Tax Considerations."

     (f) The underwriter shall have received the opinion of Jones Vargas, special Nevada gaming counsel for the Company, dated as of such respective Closing Date and satisfactory in form and substance to the Underwriter, to the effect that:

           (i) PDS Financial Corporation - Nevada has been duly organized and is validly existing in good standing under the laws of Nevada with the requisite corporate power to own, lease, and operate its properties and conduct its business; and is duly qualified to do business as a foreign corporation in good standing in all jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualifications.

           (ii) The information contained in the Prospectus under the caption "Risk Factors - Strict Regulation by Gaming Authorities" and "Business - Government Regulation," to the extent that it constitutes matters of Nevada law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described.

           (iii) No authorization, approval, consent or order of any Nevada court or governmental authority or agency (including the Nevada Gaming Commission and the Nevada State Gaming Control and any other gaming or similar governmental or regulatory authority of the State of Nevada or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Units to the Underwriter, except such as have been obtained, described herein and are in full force and effect at the respective Closing Date.

           (iv) To such counsel's knowledge, the Company and PDS Financial Corporation - Nevada possess such licenses, certificates, authorizations, approvals, permits or other rights (including all authorizations from the Nevada Gaming Commission and the Nevada Gaming Control Board) issued by the State of Nevada or any other Nevada governmental bodies as are currently necessary to conduct their businesses as described in the Prospectus.

           (v) To such counsel's knowledge, neither any Gaming Authority nor any other governmental agencies are investigating the Company, PDS Financial Corporation - Nevada or related parties, other than in ordinary course administrative reviews or in any ordinary course review of the transactions contemplated hereby.

     (g) The Underwriter shall have received the opinion of Cooper Perskie April Niedelman Wagenheim & Levenson, special gaming counsel for the Company, dated as of such respective Closing Date and satisfactory in form and substance to the Underwriter, to the effect that:

           (i) the information contained in the Prospectus under the caption "Risk Factors - Strict Regulation by Gaming Authorities" and "Business - Government Regulation," to the extent that it constitutes matters of New Jersey, Colorado, Iowa, Minnesota, Mississippi and Indiana law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described; and

           (ii) No authorization, approval, consent or order of any court or governmental authority or agency of New Jersey, Colorado, Iowa, Minnesota, Mississippi and Indiana is required in connection with the offering, issuance or sale of the Units to the Underwriter, except such as have been obtained and are in full force and effect at the respective Closing Date.

           (iii) To such counsel's knowledge, the Company and its Subsidiaries possess such licenses, certificates, authorizations, approvals, franchises, permits or other rights (including all authorizations from all applicable Gaming Authorities) issued by the appropriate Federal agencies or bodies and appropriate state agencies of the states of New Jersey, Colorado, Iowa, Minnesota, Mississippi and Indiana as are currently necessary to conduct their businesses as described in the Prospectus.

           (iv) To such counsel's knowledge, neither any Gaming Authority nor any other governmental agencies are investigating the Company, its Subsidiaries or related parties, other than in ordinary course administrative reviews or in any ordinary course review of the transactions contemplated hereby.

     (h) At the time of execution of this Agreement and also at each Closing Date, the Underwriter shall have received from Coopers & Lybrand L.L.P. a letter or letters, dated the date of delivery thereof, stating that they are independent public accountants with respect to the Company on a consolidated basis within the meaning of the 1933 Act and that:

           (i) In their opinion, the financial statements included in the Registration Statement and Prospectus and reported on therein by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and related published rules and regulations;

           (ii) On the basis of a limited review (but not an audit in accordance with generally accepted auditing standards) consisting of a reading of the unaudited financial statements included in the Registration Statement and Prospectus (if any) and the latest available interim financial statements of the Company subsequent thereto; a reading of the minutes of the board of directors and shareholders of the Company subsequent thereto; and inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter and agreed upon by you, nothing has come to their attention that causes them to believe that:

               a) The unaudited financial statements included in the Registration Statement and Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or that such financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Registration Statement and Prospectus;

               b) As of a specified date not more than five days prior to the date of this Agreement in the case of the first letter and not more than two business days prior to the date of the First Closing Date and Second Closing Date in the case of the second and third letters, there have been any changes in the capital stock, increases in debt, decreases in total accounts receivable, or total inventories of the Company or any increase in liabilities or decreases in assets or stockholders' equity of the Company, in each case, as compared with amounts shown in the most recent balance sheet included in the Prospectus; and

               c) For the period from the date of the most recent balance sheet included therein to such specified date, there was any decrease, as compared with the corresponding period of the previous year, debt or total stockholder's equity, net revenues or any decrease in income from operations or net income or in basic or diluted per share amounts of net income except, in each case, for such decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

           (iii) In addition to the audit referred to in their report included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in clause (ii) above, they have carried out certain specified procedures requested by you, not constituting an audit in accordance with generally accepted auditing standards with respect to certain amounts, percentages and other financial information which are derived from the accounting records and other financial and statistical data of the Company and its Subsidiaries which appear in the Prospectus and which are specified by you and have compared certain of such amounts, percentages and financial information with the accounting records and other appropriate data of the Company and its Subsidiaries and have found them to be in agreement. In the event that the letters to be delivered pursuant to this Subsection 6(i) shall set forth any changes, increases or decreases, it shall be a further condition to the Underwriter obligations that you, in your sole discretion, shall have determined, after discussion with officers of the Company responsible for financial and accounting matters, that such changes, increases or decreases as set forth in such letters do not reflect a material adverse change in the capital stock, debt, assets, net worth, total accounts receivable, total inventories or stockholders' equity of the Company on a consolidated basis as compared with the amount shown in the most recent consolidated balance sheet of the Company included in the Prospectus or material adverse change in revenues or the total or per share amounts of net income (loss).

     (i) On each Closing Date, you shall have received a certificate, dated such date, of the president and the chief financial officer of the Company to the effect that:

           (i)   The representations and warranties of the Company in Section
           1 of this Agreement are true and correct as if made on and as of such date and the Company has performed all obligations and satisfied all conditions on its part to be performed or satisfied at or prior to such date;

           (ii) The SEC has not issued any order preventing or suspending the use of any prospectus or issued a stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose have been instituted or are pending or to their knowledge threatened under the 1933 Act;

           (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto contain all statements and information required to be included therein and neither the Registration Statement nor the Prospectus nor any amendment nor any supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and since the Effective Date, there has occurred no event required to be set forth in an amendment to the Registration Statement or supplement to the Prospectus which has not been so set forth.

           (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and prior to the date of such certificate, and except as set forth or contemplated in the Registration Statement or the Prospectus: (A) the Company or its Subsidiaries has not incurred, except in the ordinary course of business, any lease obligations or any direct or contingent liabilities or commitments, (B) the Company has not entered into any transaction other than in the ordinary course of business, (C) the Company or its Subsidiaries has not paid or declared any dividends or other distributions on its capital stock, (D) there has not been any material change in the capital stock or any material adverse change (increase or decrease) in the debt, total accounts receivable, total inventories, net assets, net worth, or stockholders' equity of the Company or its Subsidiaries or any material adverse change in or affecting the condition (financial or otherwise), business, key officers, properties, assets, results of operations (present or prospective), or net worth of the Company and (E) no legal or governmental proceeding affecting the Company or the transactions contemplated hereby has been instituted or threatened; and

           (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of the Company or its Subsidiaries has not, except as otherwise stated therein, been materially interfered with by strike, fire, flood, hurricane, accident, or other calamity (whether or not insured) or by any court, arbitrator or governmental action, order or decree and, except as otherwise expressly stated therein, the properties of the Company or its Subsidiaries have not sustained any material loss or damage (whether or not insured) as a result of any such occurrence.

     (j) The Underwriter shall have received (i) all written consents from the Company's and its Subsidiaries' Lenders and any other person whose consent is required in connection with this Agreement and the transactions contemplated thereby and (ii) notices (either written or oral) from the Gaming Control Board of the State of Nevada and the Mississippi Gaming Commission of their approval of the transactions contemplated by this Agreement.

     (k) The Units shall have been qualified for sale under the Blue Sky Laws of the States and in such amounts as shall have been specified by the Underwriter. The Indenture shall have been qualified under the Trust Indenture Act.


     (l) Subsequent to the execution and delivery of this Agreement, there shall not have occurred:

           (i) Any change or development involving a prospective change in or affecting particularly the business or properties of the Company which in the judgment of the Underwriter materially impairs the investment quality of the Notes;

           (ii) Any suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, Nasdaq, or any setting of minimum prices for trading on either such exchange or on Nasdaq or any suspension of trading of any securities of the Company;

           (iii) Any banking moratorium;

           (iv) Any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Units;

           (v) Any material adverse change in existing financial, political or economic conditions in the United States or elsewhere which change, in the opinion of the Underwriter, has materially and adversely affected the market for the Units or other securities of the Company or the prospects for the Company, its business or its properties; or

           (vi) Any substantial loss to the Company by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company regardless of whether such loss shall have been insured.

     (m) The Underwriter shall have received, dated as of each Closing Date, from the Secretary of the Company a certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute this Agreement according to the resolutions of the Board of Directors of the Company authorizing and approving the execution, delivery and performance of this Agreement, a copy of such resolutions to be attached to such certificate, certifying such resolutions and certifying that the Amended and Restated Articles of Incorporation, as amended, of the Company and the Amended and Restated Bylaws of the Company have been validly adopted and have not been amended or modified.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriter and to its counsel. If any of the conditions specified in this section shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the applicable Closing Date by the Underwriter. Any such cancellation shall be without liability of the Underwriter to the Company and shall be in writing or by telegraph or telephone and confirmed in writing. The Underwriter may waive in writing the nonperformance by the Company of any one or more of the foregoing conditions or extend the time for performance of such conditions. Each such waiver shall be applicable only to the item to which it relates and the closing to which it relates and no waiver or series of waivers shall be deemed to have waived any condition at any time other than the condition at the time explicitly waived.

     6.    INDEMNIFICATION.

     (a) The Company hereby agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or each such controlling person may become subject, under the 1933 Act, the 1934 Act, the Blue Sky Laws, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or judicial or governmental actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus if used prior to the Effective Date of the Registration Statement or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the Blue Sky Laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or controlling person (subject to the limitation set forth in Section 6(c) hereof) in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement, or alleged untrue statement, omission or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriter specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or any Underwriter filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the Blue Sky Laws of such jurisdiction. This indemnity agreement is in addition to any liability which the Company may otherwise have.

     (b) The Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the 1933 Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject, under the 1933 Act, the 1934 Act, the Blue Sky Laws, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or judicial or governmental actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus if used prior to the Effective Date of the Registration Statement or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the Blue Sky Laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission, was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriter specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction; and the Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will not relieve it from any liability under this Section 6 as to the particular item for which indemnification is then being sought, unless such omission so to notify prejudices the indemnifying party's ability to defend such action. In case any such action is brought against any indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party, it is advisable for such parties and controlling persons to be represented by separate counsel, any indemnified party shall have the right to employ separate counsel to represent it and all other parties and their controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or by the Company against the Underwriter hereunder, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party and paid as incurred. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party.

     7.    CONTRIBUTION.

     (a) If the indemnification provided for in Section 6 is unavailable under applicable law to any indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The Company and the Underwriter agree that contribution determined by per capita allocation (even if the Underwriter was considered a single person) would not be equitable. The respective relative benefits received by the Company on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion (A) in the case of the Company, as the total price paid to the Company for the Units by the Underwriter (net of underwriting discount received but before deducting expenses) bears to the aggregate public offering price of the Units and (B) in the case of the Underwriter, as the aggregate underwriting discount received by them bears to the aggregate public offering price of the Units, in each case as reflected in the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. The Underwriter's obligation to contribute pursuant to this section are several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as such Underwriter, each person who controls the Company within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Company and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company.

     (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 7, unless such omission so to notify prejudices the indemnifying party's ability to defend such action. Any notice given pursuant to Section 6 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

     8. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS. The respective indemnity and contribution agreements of the Company and the Underwriter contained in Sections 6 and 7, respectively, the representations and warranties of the Company set forth in Section 1 hereof and the covenants of the Company set forth in Section 4 hereof shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriter, the Company, any of its officers and directors, or any controlling person referred to in Sections 6 and 7, and shall survive the delivery of and payment for the Units. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

     9.    EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

     (a) This Agreement shall become effective at 8:00 a.m., Minnesota time, on the first full day following the Effective Date, after which the Underwriter shall commence selling the Units to the public, or such earlier time as the Underwriter shall release the Units for sale to the public.
     The Underwriter shall notify the Company immediately after the Underwriter has taken any action which causes this Agreement to become effective.
     Until this Agreement is effective, it may be terminated by the Company or by the Underwriter by giving notice as hereinafter provided, except that the provisions of Sections 4(q) and (s) and Sections 6, 7, 9, 12 and 13 shall at all times be effective. For purposes of this Agreement, the release of the initial public offering of the Firm Units for sale to the public shall be deemed to have been made when the Underwriter releases, by facsimile or otherwise, firm offers of the Firm Units to securities dealers or release for publication a newspaper advertisement relating to the Firm Units, whichever occurs first.

     (b) Until the First Closing Date, this Agreement may be terminated by the Underwriter, at its option, by giving notice to the Company, if (i) the Company shall have sustained a loss by fire, flood, accident or other calamity which is material with respect to the business of the Company; the Company shall have become a party to material litigation, not disclosed in the Registration Statement or the Prospectus; or the business or financial condition of the Company shall have become the subject of any material litigation, not disclosed in the Registration Statement or the Prospectus; or there shall have been, since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the general affairs, business, key personnel, capitalization, financial position or consolidated net worth of the Company, whether or not arising in the ordinary course of business, which loss or change, in the reasonable judgment of the Underwriter, shall render it inadvisable to proceed with the delivery of the Units, whether or not such loss shall have been insured; (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Nasdaq
     SmallCap Market or the over-the-counter market shall have been suspended or minimum prices shall have been established on such exchange by the SEC or by such exchanges or markets; (iii) a general banking moratorium shall have been declared by federal, New York or Minnesota authorities;
     (iv) there shall have been such a material adverse change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such that, in the judgment of the Underwriter, makes it inadvisable to proceed with the delivery of the Units; (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of either of any court or other governmental authority which, in the judgment of the Underwriter, materially and adversely affects or will materially and adversely affect the business or operations of the Company; (vi) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power, or a formal declaration of war by the United States of America shall have occurred; (vii) the Company shall have failed to comply with any of the provisions of this Agreement on its part to be performed on or prior to such date or if any of the conditions, agreements, representations or warranties of the Company shall not have been fulfilled within the respective times provided for in this Agreement; (viii) the Company is no longer registered under the 1934 Act; or (ix) the Company's Common Stock is no longer listed on The Nasdaq National Market. Any such termination shall be without liability of any party to any other party, except as provided in Sections 6, 7, 9, 12 and 13 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Sections
     4(q) and (s) hereof.

     (c) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 9, it shall notify the Company promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 10 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Underwriter promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 10 hereof.

     10. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be mailed by certified or registered mail or hand delivered or sent by facsimile transmission and confirmed in writing to Miller & Schroeder Financial, Inc., Pillsbury Center, Minneapolis, Minnesota 55440 with a copy to Daniel A. Yarano, Esq., Fredrikson & Byron, P.A., 900 Second Avenue South, Minneapolis, MN 55402 and if sent to the Company, shall be mailed by certified or registered mail or hand delivered or sent by facsimile transmission, and confirmed in writing to the Company at PDS Financial Corporation, 6171 McLeod Drive, Las Vegas, Nevada, 89120, Attention: Chief Executive Officer, with a copy to John T. Kramer, Dorsey & Whitney L.L.P., Pillsbury Center South, 220 South Sixth Street, Minneapolis, MN 55402.

     11. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, and their successors and legal representatives, and nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations and warranties of the Company contained in this Agreement shall also be for the benefit of any person or persons who control the Underwriter within the meaning of Section 15 of the 1933 Act. No purchaser of Units will be deemed a successor because of such purchase.

     12. INFORMATION FURNISHED BY UNDERWRITER. The statements relating to the stabilization activities of the Underwriter and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by, or on behalf of, the Underwriter specifically for use with reference to the Underwriter referred to in Section 1(b) and Section 6 hereof.

     13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the substantive laws of the State of Minnesota without regard to its choice of laws provisions.

     14. COUNTERPARTS. This Agreement may be signed in any number of counterparts and all such counterparts taken together shall constitute the single Agreement of the parties.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and each of the several Underwriter in accordance with its terms.


                                   Very truly yours,

                                   PDS FINANCIAL CORPORATION


                                   By
                                     ----------------------------
                                   Its
                                      ---------------------------

ACCEPTANCE

The foregoing Underwriting Agreement
is hereby confirmed and accepted by
us as of the date first written above.

MILLER & SCHROEDER FINANCIAL, INC.


By
  ----------------------------
Its
   ---------------------------

                                                                    Exhibit 1.1

                                     APPENDIX A

                               UNDERWRITER'S WARRANT

                     To Purchase 50,000 Shares of Common Stock
                                         of
                             PDS Financial Corporation


     THIS CERTIFIES THAT, for good and valuable consideration, Miller & Schroeder Financial, Inc. (the "Underwriter"), or its registered assigns, is entitled to subscribe for and purchase from PDS Financial Corporation., a Minnesota corporation (the "Company"), at any time after _______ __, 1999 (one year after the First Closing Date as defined in the Underwriting Agreement), up to and including _______ __, 2003, Fifty Thousand (50,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of [120% of Market Price on Effective Date] per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. Reference is made to this Warrant in the Underwriting Agreement dated _______________, 1998, by and between the Company and the Underwriter. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the Underwriter, any party who acquires all or a part of this Warrant as a registered transferee of the Underwriter, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Company's presently authorized common stock, $.01 par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company; and the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

     This Warrant is subject to the following provisions, terms and conditions:

     1.   EXERCISE; TRANSFERABILITY.

     (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares or without payment of cash pursuant to Section 10 hereof.

     (b) Until exercisable, this Warrant may not be sold, assigned, hypothecated, or otherwise transferred, other than by will or pursuant to the operation of law, except to a person who is an officer or partner of the Underwriter or an officer or partner of any syndicate member participating in the offer and sale of the Company's securities. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

     2. EXCHANGE AND REPLACEMENT. Subject to Sections l and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Underwriter shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

     3.   ISSUANCE OF THE WARRANT SHARES.

     (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

     (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ANTIDILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

     (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

               (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

               (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

               (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

     (b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

     (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

     (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     7.   NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

     (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

     (b) If in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

     8. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or quoted in the National Association of Securities Dealers, Inc.'s Automated Quotations System (NASDAQ), or if not listed on a national securities exchange or quoted in NASDAQ, the average of the last reported closing bid and asked prices as reported by Metro Data Company, Inc. from quotations by market makers in such Common Stock on the Minneapolis-St. Paul local over-the-counter market.

     9.   REGISTRATION RIGHTS.

     (a) If the Company at any time within two (2) years after complete exercise of this Warrant, but no more than seven (7) years from the date of this Warrant, proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its securities, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrants and Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrants and Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant and Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

     (b) Further, on a one-time basis only, during the four year period commencing one year after the date of this Warrant, upon request by the Holder or Holders of a majority in interest of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the holders may reasonably request, this Warrant and such number of Warrant Shares issued and to be issued upon conversion of the Warrants requested by such holders in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (b) for such period as may be reasonably necessary for such Holder or Holders of such Warrants and/or such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

     (c) With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified.
Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

     (d) The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

     10.  ADDITIONAL RIGHT TO CONVERT WARRANT.

     (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration into shares of Company Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Company Common stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

     (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

               (ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

     IN WITNESS WHEREOF, PDS Financial Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated _______ __, 1998.


                                       PDS FINANCIAL CORPROATION


                                       By:
                                          -------------------------------------

                                          Its:
                                              ---------------------------------

To:  PDS Financial Corporation



NOTICE OF EXERCISE OF WARRANT -
To Be Executed by the Registered Holder in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                       ----------------------------------------
                                       (Print Name)


Please insert social security
or other tax identification
number of registered holder of
certificate (______________)           Address:

                                       ----------------------------------------

                                       ----------------------------------------


Date:             , 19
     -------------    --               ----------------------------------------
                                       Signature*




*The signature on the Notice of Exercise of Warrant must correspond exactly to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _____________________________, the assignee, whose address is
______________________ and whose tax identification or social security number is
__________________ the right represented by the foregoing Warrant to purchase
_______ shares of the Common Stock of PDS Financial Corporation to which the within Warrant relates and appoints _____________, attorney, to transfer said right on the books of PDS Financial Corporation with full power of substitution in the premises.


                                       Name of Warrant Holder/Assignor


Dated:
      ------------------               ----------------------------------------
                                       (Signature)*

                                       Address of Warrant Holder/Assignor:

Tax Identification No. or Social
Security No. of Warrant                ----------------------------------------
 Holder/Assignor
                                       ----------------------------------------
-----------------------------





*Note: The above signature should correspond exactly with the name on the first page of the Warrant or with the name of the assignee appearing on a duly executed assignment form.

CASHLESS EXERCISE FORM
(To be executed upon exercise of Warrant pursuant to Section 10)


     The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in Section 10 therein.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:


                                       Name
                                           ------------------------------------
                                          (Please print Name)

                                       Address
                                              ---------------------------------

                                       ----------------------------------------


                                       Tax Identification No. or Social
                                       Security No.
                                                   ----------------------------


                                       Signature
                                                -------------------------------

     NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing on a duly executed assignment form.

     And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.